The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Teche

HOLDING COMPANY

The SmartGrowth Company

Strong Core Deposits

Diversified Loans – Quality Assets

Record Earnings – High Dividends

Resilient Economy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	1

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company’s management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	2

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Parent Company of Teche Federal Bank

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	3

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Highlights

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	4

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Highlights

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	5

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Why Invest in Teche?

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	6

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results

Revenue Growth 9.1% in 3Q09

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	7

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results

Net Interest Margin

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	8

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value

Substantial and Increasing Dividends

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	9

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value

Substantial Dividends

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	10

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value

Price to Earnings Ratio LTM

Peer Comparison: P/E LTM Ended 6/30/2009

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	11

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value

Return on Equity

Peer Comparison: ROE LTM Ended 6/30/2009

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	12

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value

Return on Assets

Peer Comparison: ROA LTM Ended 6/30/2009

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	13

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	14

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	15

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	16

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Deposits

Consistent Account Growth

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	17

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Deposits

Consistent Growth FYTD 12.3%

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	18

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Deposits

Deposit Mix

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	19

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Loans

Quality & Growth: FYTD Growth 7.6%

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	20

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Loans

Diversified Portfolio 3Q09

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	21

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Loans

Diversified Portfolio 3Q09

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	22

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Loans

Asset Quality

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	23

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Loans

Asset Quality

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	24

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Smart Loans

Asset Quality

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	25

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place

Strong South LA Economy

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	26

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place

Diversified Economic Drivers

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	27

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place

Unemployment Lower than U.S. Average

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	28

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place

Louisiana’s Economic Resiliency

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	29

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Leadership

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	30

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Leadership

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	31

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Why Invest in Teche?

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	32

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company	33

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Teche

HOLDING COMPANY

CONSISTENT...DISCIPLINED...PROFITABLE

www.teche.com
Contact: Patrick Little, President/CEO
Phone: 337.560.7151
E-mail: plittle@teche.com

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